UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2024

REVOLUTION MEDICINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39219	47-2029180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Saginaw Drive Redwood City, California	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 481-6801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RVMD	The Nasdaq Stock Market LLC
Warrants to purchase 0.1112 shares of common stock expiring 2026	RVMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 23, 2024, Revolution Medicines, Inc. (the “Company”) provided the following pipeline updates.

The Company reported updated clinical safety, tolerability and activity data for RMC-6236, its RAS(ON) multi-selective inhibitor, from its monotherapy first-in-human Phase 1 RMC-6236-001 study (the “RMC-6236-001 study”) as of a data cutoff date of July 23, 2024 (the “Data Cutoff Date”) in patients with previously treated pancreatic ductal adenocarcinoma (“PDAC”).

In the RMC-6236-001 study, a total of 127 patients with PDAC treated across dose cohorts ranging from 160 mg daily to 300 mg daily were evaluated for safety and tolerability as of the Data Cutoff Date (Table 1). As of the Data Cutoff Date, the most common treatment-related adverse events (“TRAEs”) that were observed were rash and gastrointestinal (“GI”)-related toxicities. One Grade 4 TRAE (platelet count decreased) was observed. No Grade 5 TRAEs were observed. The Company also reported the TRAEs leading to dose modifications for patients with PDAC treated across dose cohorts ranging from 160 mg daily to 300 mg daily as of the Data Cutoff Date. No TRAEs resulted in treatment discontinuation.

Table 1. RMC-6236-001: TRAEs and TRAEs leading to dose modifications in patients with PDAC treated with RMC-6236 (160 mg to 300 mg daily)

Total (n=127)

Maximum Severity of TRAEs	Any Grade	Grade ≥3
Any TRAE	124 (98%)	37 (29%)
TRAEs occurring in ≥10% of patients, n (%)
Rash[a]	115 (91%)	10 (8%)
Diarrhea	61 (48%)	3 (2%)
Nausea[b]	54 (43%)	0 (0%)
Vomiting[b]	39 (31%)	0 (0%)
Stomatitis	39 (31%)	4 (3%)
Fatigue	25 (20%)	1 (1%)
Paronychia	17 (13%)	0 (0%)
Mucosal inflammation	16 (13%)	1 (1%)
Thrombocytopenia/platelet count decreased	14 (11%)	3 (2%)
Decreased appetite	14 (11%)	1 (1%)
Peripheral edema	13 (10%)	0 (0%)
Other select TRAEs, n (%)
Anemia	11 (9%)	7 (6%)
ALT elevation	10 (8%)	3 (2%)
AST elevation	9 (7%)	2 (2%)
Neutropenia/neutrophil count decreased	7 (6%)	2 (2%)

TRAEs leading to dose modification, n (%)	45 (35%)
Dose interruption	43 (34%)
Dose reduction	24 (19%)
Dose discontinuation	0 (0%)
Specific TRAEs leading to dose reduction in >10% patients, n (%)
Rash[c]	14 (11%)
Mean dose intensity	92%

[a]

Includes preferred terms of dermatitis, dermatitis acneiform, eczema, erthyema, rash, rash erythematous, rash maculopapular, rash pruritic and rash pustular; multiple types of rash may have occurred in the same patient.

[b]	No prophylaxis for nausea or vomiting was administered.
[c]	Includes preferred terms of dermatitis acneiform, rash and rash maculopapular.

ALT, alanine transaminase; AST, aspartate transferase.

In addition, the Company reported preliminary progression-free survival (“PFS”) data as of the Data Cutoff Date for patients with metastatic PDAC treated with RMC-6236 in the second-line or later (“2L+”) setting across dose cohorts ranging from 160 mg daily to 300 mg daily (Figure 1). As of the Data Cutoff Date, the median PFS for patients treated with RMC-6236 in the second-line (“2L”) setting with tumors harboring KRAS G12X mutations was 8.5 months (95% confidence interval (“CI”): 5.3 – 11.7 months), and for patients with tumors harboring G12, G13 or Q61 mutations was 7.6 months (95% CI: 5.9 – 11.1 months). As of the Data Cutoff Date, the median PFS for patients treated with RMC-6236 in the third-line or later (“3L+”) setting with tumors harboring KRAS G12X mutations was 4.4 months (95% CI: 4.2 – 6.4 months), and for patients with tumors harboring G12, G13 or Q61 mutations was 4.4 months (95% CI: 4.1 – 5.7 months).

Figure 1. RMC-6236-001: PFS in 2L+ metastatic PDAC patients treated with RMC-6236 (160 mg to 300 mg daily)

Data Cutoff Date of July 23, 2024

2L in the metastatic setting includes patients who progressed on prior therapy in an earlier setting within 6 months of last dose.

3L+ includes patients with more than 1 prior line of therapy (metastatic setting).

[a]	KRAS G12X mutations are defined as nonsynonymous mutations in KRAS codon 12 (G12) mutant metastatic PDAC.
[b]	RAS mutant is defined as patients with G12, G13 or Q61 mutant metastatic PDAC.

The Company also reported preliminary overall survival (“OS”) data as of the Data Cutoff Date for patients with metastatic PDAC who were treated with RMC-6236 in the 2L setting across dose cohorts ranging from 160 mg daily to 300 mg daily (Figure 2). The median OS as of the Data Cutoff Date for patients with PDAC tumors harboring KRAS G12X mutations was 14.5 months (95% CI: 8.8 months, not estimable) and for patients with tumors harboring G12, G13 or Q61 mutations was also 14.5 months (95% CI: 8.8 months, not estimable). As of the Data Cutoff Date, the OS rate at 6 months was 89% (95% CI: 70–97%) for patients with PDAC tumors harboring KRAS G12X mutations and was 91% (95% CI: 77–96%) for patients with tumors harboring G12, G13 or Q61 mutations.

Figure 2. RMC-6236-001: Interim OS in 2L PDAC patients treated with RMC-6236 (160 mg to 300 mg daily)

Data Cutoff Date of July 23, 2024

[a]	KRAS G12X mutations are defined as nonsynonymous mutations in KRAS codon 12 (G12).
[b]	RAS mutant is defined as patients with G12, G13 or Q61 mutant metastatic PDAC.
[c]	OS rate at 6 months and 95% CI are from Kaplan-Meier analysis.

NE, not estimable.

The Company also reported best percentage change in tumor size from baseline for patients with tumors harboring KRAS G12X mutations treated with RMC-6236 in the 2L+ setting as of the Data Cutoff Date (Figure 3). The objective response rate (“ORR”) for patients who received the first dose of RMC-6236 at least 14 weeks prior to the Data Cutoff Date was 29% for patients in the 2L setting and was 22% for patients in the 3L+ setting. The disease control rate (“DCR”) for patients who received the first dose of RMC-6236 at least 14 weeks prior to the Data Cutoff Date was 91% for patients in the 2L setting and was 89% for patients in the 3L+ setting.

Figure 3. RMC-6236-001: Best response in PDAC patients treated with RMC-6236

Data Cutoff Date of July 23, 2024

Among patients with a response (confirmed or unconfirmed), 50% of first response occurred after 2 months of RMC-6236 treatment.

[a]	KRAS G12X mutations are defined as nonsynonymous mutations in KRAS codon 12 (G12). RAS Other includes mutations in KRAS G13X, KRAS Q61X or mutations in HRAS or NRAS at codons G12X, G13X or Q61X.
[b]

ORR and DCR analyses included all patients who received first dose of RMC-6236 at least 14 weeks prior to Data Cutoff Date (to allow 2 potential scans). Unconfirmed PRs (PR*) with treatment discontinued (will never confirm) were not considered responders but remained in the denominator; ORR (by RECIST v1.1) included confirmed CRs/PRs and unconfirmed CRs/PRs who were still on treatment and may yet be confirmed; 2L in the metastatic setting included patients who progressed on prior therapy in an earlier setting within 6 months of last dose.

CR, complete response; DCR, disease control rate; PD, progressive disease; PR, partial response; SD, stable disease; SOD, sum of diameters.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this report that are not historical facts may be considered “forward-looking statements,” including, without limitation, statements regarding the potential advantages of RMC-6236, including potential safety, tolerability, efficacy and durability. Forward-looking statements are typically, but not always, identified by the use of words such as “may,” “will,” “would,” “believe,” “intend,” “plan,” “anticipate,” “estimate,” “expect” and other similar terminology indicating future results. Such forward-looking statements are subject to substantial risks and uncertainties that could cause the Company’s development programs, future results, performance or achievements to differ materially from those anticipated in the forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties inherent in the drug development process, the process of conducting clinical trials, risks that the results of prior clinical trials may not be predictive of future clinical trials, clinical efficacy, or other future results, the regulatory approval processes, the timing of regulatory filings, the challenges associated with manufacturing drug products, the Company’s ability to successfully establish, protect and defend its intellectual property, other matters that could affect the sufficiency of the Company’s capital resources to fund operations, reliance on third parties for manufacturing and development efforts, changes in the competitive landscape and the effects on the Company’s business of global events, such as international conflicts or global pandemics. For a further description of the risks and uncertainties that could cause actual results to differ from those anticipated in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 7, 2024, and its future periodic reports to be filed with the SEC. Except as required by law, the Company undertakes no obligation to update any forward-looking statements to reflect new information, events or circumstances, or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTION MEDICINES, INC.

Date: October 23, 2024	By:	/s/ Mark A. Goldsmith
Mark A. Goldsmith, M.D., Ph.D.
President and Chief Executive Officer